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                                                                    EXHIBIT 10.4
                                                                    ------------


                     FIRST AMENDMENT TO SECURITY AGREEMENT


          THIS FIRST AMENDMENT TO SECURITY AGREEMENT (the "Amendment"), dated as of July 6, 2001, is made and entered into by and between Jabber, Inc. f/k/a Jabber.com, Inc. (the "Company") and France Telecom Technologies Investissements f/k/a France Telecom Technologies (the "Investor").

                                   Recitals
                                   --------

          A. The Company and the Investor are parties to a Security Agreement dated as of May 2, 2001 (the "Security Agreement"), which secures all of the payment and performance covenants, agreements and obligations contained in the Note Purchase Agreement dated as of May 2, 2001, as amended by the First Amendment to Note Purchase Agreement of even date herewith (the "Purchase Agreement") and all other Transaction Documents (as defined in the Purchase Agreement).

          B. The Company, Webb Interactive Services, Inc. and the Investor entered into the Purchase Agreement in connection with the Investor's proposed investment in the Company and the Investor's acquisition of certain capital stock of the Company as outlined in the Series B Convertible Preferred Stock Summary of Terms (the "Summary of Terms").

          C. The Company and the Investor desire to amend the Security Agreement as set forth herein, and to ratify and confirm the Security Agreement as so amended.

                                   Agreement
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Defined Terms.  Capitalized terms used but not defined in this
              -------------
Amendment shall have the meanings given thereto in the Security Agreement.

          2.  Agreements and Amendments to the Security Agreement.
              ---------------------------------------------------

              a. The Company, Webb and the Investor confirm and agree that, for the purposes of clarification and the avoidance of doubt, the defined term "Transaction Document" in the Security Agreement includes (i) the Purchase Agreement, (ii) the Note, (iii) the Security Agreement, (iv) the Pledge Agreement, (v) the Guaranty, (vi) the Stock Purchase Agreement dated as of July 6, 2001 among the Company, Webb and the Investor, (vii) the Stockholders Agreement dated as of July 6, 2001 among the Company, the Investor and the parties set forth on Schedule A thereto, (viii) the Series A-1 and Series B Convertible Preferred Stock Investor
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Rights Agreement dated as of July 6, 2001 among the Company and the parties set forth on Exhibit A thereto, (ix) the Amended Certificate of Designation of Series A, (x) the Amended Certificate of Designation of Series B, (xi) the Amended Certificate of Designation of Series C and (xii) all other agreements, documents or instruments executed and delivered by or on behalf of the Company or Webb in connection with the transactions contemplated by any of the foregoing. The parties acknowledge that the Company has changed its corporate name to Jabber, Inc. and that the Investor has changed its corporate name to France Telecom Technologies Investissements.

          b. The Security Agreement is hereby amended by deleting clause (c) from Section 1 therefrom and substituting the following therefor:

                     "(c)  the payment and performance by the Debtor and Webb of their respective covenants, agreements and obligations (monetary, performance or otherwise) under the Transaction Documents (collectively, the "Secured Obligations")."

          c. The Security Agreement is hereby amended by adding a new Section 18 thereto as follows:

               "18.  Release of Security Documents; Termination of Covenants.
                     -------------------------------------------------------
               Notwithstanding the payment in full of the principal and accrued interest under the Note, this Agreement may not be cancelled and shall not be terminated, and this Agreement remains in full force and effect, until the later of (A) the payment in full of the principal and interest on the Note, and (B) the expiration of the term of the Guarantor's obligations with respect to the representations, warranties, covenants and indemnifications set forth in Section 6 of the Stock Purchase Agreement (the "Section 6 Term"), or, if there are any outstanding demands, claims, causes of action or assessments which have been asserted against the Guarantor prior to the termination of the Section 6 Term, following resolution of all such demands, claims, causes of action or assessments."

     3.   Representations and Warranties.
          ------------------------------

          a. The Company hereby remakes and restates each of the representations and warranties of such party in the Security Agreement effective as of the date of this Amendment, which representations and warranties are incorporated herein by reference as if fully set forth.

          b. The Company hereby further represents and warrants that this Amendment has been duly authorized, executed and delivered by the Company, and that this Amendment is binding upon and enforceable against the Company in accordance with its terms.

     4.   Miscellaneous Provisions.
          ------------------------

                                      -2-
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          a.  This Amendment is an amendment to the Security Agreement, and the
Security Agreement as amended by this Amendment is hereby ratified, approved and confirmed in each and every respect, and the parties hereto agree that the Security Agreement remains in full force and effect in accordance with its terms. The Company agrees and confirms that the Security Agreement, as amended hereby, secures the Company's and Webb's complete performance of their respective covenants, agreements and obligations (monetary, performance or otherwise) under the Transaction Documents. Nothing contained herein shall be construed to deem paid the Note or to release or terminate, in whole or in part, this Security Agreement, the Pledge or the Guaranty or any lien, pledge or security interest granted pursuant thereto. All references to the Security Agreement in each of the Transaction Documents and in any other document or instrument shall hereafter be deemed to refer to the Security Agreement as amended hereby.

          b. This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado, excluding that body of law relating to conflict of laws.

          c. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          d. The execution, delivery and effectiveness of this Amendment shall not operate or be deemed to operate as a waiver of any rights, powers or remedies of the Investor under the Security Agreement or any other Transaction Document or constitute a waiver of any provision thereof.

          e. This Amendment shall be binding upon and inure to the benefit of the Company and the Investor, and their respective successors and assigns permitted by the Security Agreement.

                [ Remainder of this page intentionally blank ]

                                      -3-
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    The Company:

                                    JABBER, INC.

                                    By: /s/ Rob Balgley
                                        -----------------------------
                                    Name: Rob Balgley
                                    Title: Chief Executive Officer



                                    The Investor:

                                    FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

                                    By: /s/ Eric Cozanet
                                        -----------------------------
                                    Name: Eric Cozanet
                                    Title: Chief Executive Officer

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